STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Investments, at fair value	$ 77,346,738	$ 65,683,914
Fully benefit responsive investment, at contract value	975,197	906,329
Total investments	78,321,935	66,590,243
Receivables:
Notes receivable from participants	1,500,654	1,401,370
Net assets available for benefits	$ 79,822,589	$ 67,991,613